UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 22, 2019 (February 20, 2019)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(i)    Compensation Arrangements

On February 20, 2019, the Board of Directors (the “Board”) of Community Health Systems, Inc. (the “Company”), upon recommendation of the Compensation Committee of the Board (the “Compensation Committee”), met and approved the following compensation arrangements for the Company’s named executive officers, as reflected in the Company’s definitive proxy statement for its 2018 annual meeting of stockholders (other than W. Larry Cash, the Company’s former President of Financial Services and Chief Financial Officer, who has retired), along with P. Paul Smith, Division President, who is expected to be included as a named executive officer in our definitive proxy statement for our 2019 annual meeting of stockholders (collectively, the “Named Executive Officers”).

2019 Cash Incentive Compensation Targets

The Board approved performance goals for the Named Executive Officers for fiscal year 2019 under the Company’s 2019 Employee Performance Incentive Plan (the “Cash Incentive Plan”), which is discussed in more detail below, with target opportunities as follows (expressed as a percentage of base salary):

Name and Position	Target Opportunity
Wayne T. Smith, Chairman and Chief Executive Officer	225%
Thomas J. Aaron, Executive Vice President and Chief Financial Officer	125%
Tim L. Hingtgen, President and Chief Operating Officer	140%
Lynn T. Simon, M.D., President of Clinical Operations and Chief Medical Officer	115%
Benjamin C. Fordham, Executive Vice President, General Counsel and Assistant Secretary	115%
P. Paul Smith, Division President	115%

In addition, each Named Executive Officer will have the opportunity to achieve an additional percentage of his or her base salary for the attainment of specific non-financial performance improvements up to a maximum of an additional 40% for Mr. W. Smith; 25% for each of Messrs. Aaron and Hingtgen; and 10% for each of Dr. Simon and Messrs. Fordham and P. Smith. Each Named Executive Officer will also have the opportunity to achieve an additional percentage of his or her base salary for overachievement of Company-level goals up to a maximum of an additional 35% for each of Messrs. W. Smith and Hingtgen and an additional 25% for each of Messrs. Aaron, Fordham, and P. Smith and Dr. Simon.

The payments made to the Named Executive Officers under the Cash Incentive Plan in respect of fiscal 2018 incentive compensation targets will be set forth in the definitive proxy statement to be filed by the Company in connection with the Company’s 2019 annual meeting of stockholders.

2019 Base Salaries

The Board approved the following base salary amounts for the Named Executive Officers for fiscal year 2019:

Name and Position	2019 Base Salary
Wayne T. Smith, Chairman and Chief Executive Officer	$1,600,000
Thomas J. Aaron, Executive Vice President and Chief Financial Officer	$700,000
Tim L. Hingtgen, President and Chief Operating Officer	$935,000
Lynn T. Simon, M.D., President of Clinical Operations and Chief Medical Officer	$566,522
Benjamin C. Fordham, Executive Vice President, General Counsel and Assistant Secretary	$583,440
P. Paul Smith, Division President	$636,540

Long-Term Incentive Compensation – Equity Awards

Pursuant to the Company’s Amended and Restated 2009 Stock Option and Award Plan (the “Stock Plan”), the Board approved the following equity grants to the Named Executive Officers, effective March 1, 2019 (the “grant date”):

Name and Position	Non-Qualified Stock Options	Time Vesting Restricted Stock	Performance-Based Restricted Stock
Wayne T. Smith, Chairman and Chief Executive Officer	78,750	78,750	157,500
Thomas J. Aaron, Executive Vice President and Chief Financial Officer	37,500	37,500	75,000
Tim L. Hingtgen, President and Chief Operating Officer	56,250	56,250	112,500
Lynn T. Simon, M.D., President of Clinical Operations and Chief Medical Officer	26,250	26,250	52,500
Benjamin C. Fordham, Executive Vice President, General Counsel and Assistant Secretary	26,250	26,250	52,500
P. Paul Smith, Division President	22,500	22,500	45,000

The number of performance-based restricted shares granted to each Named Executive Officer is subject to the attainment of certain performance objectives during the three-year period beginning January 1, 2019 and ending December 31, 2021, with the ultimate number of shares vesting in respect of such awards after such three-year period ranging from 0% to 200% of the shares set forth above based on the level of achievement of such performance objectives.

Both the non-qualified stock options and the time-vesting restricted stock vest ratably over three years, beginning on the first anniversary of the grant date.

(ii)    Approval of 2019 Employee Performance Incentive Plan

On February 20, 2019, the Board approved the Company’s 2019 Employee Performance Incentive Plan (the “Plan”) under which executive officers and other employees of the Company may receive cash incentive awards. The Plan will replace the Company’s 2004 Employee Performance Incentive Plan, as amended (the “2004 Plan”), under which cash incentive awards were previously granted, with respect to annual cash incentive awards made by the Company beginning in 2019. The Plan is substantially similar to the 2004 Plan, except that it removes certain references and requirements previously applicable to qualified performance-based compensation under Section 162(m) of the Internal Revenue Code following the repeal of the Section 162(m) qualified performance-based compensation exception under the Tax Cuts and Jobs Act of 2017.

With respect to participants who are executive officers, the Compensation Committee will administer the Plan. The Plan provides that the Compensation Committee will determine performance goals for cash incentive awards to be made to executive officers at a time when the outcome of such performance goals is substantially uncertain. The Plan specifies that the Compensation Committee will determine quantitative and/or qualitative performance criteria with respect to such cash incentive awards as specified in Section 4.3 of the Plan. The Plan also provides that the Compensation Committee may provide for the manner in which performance will be measured against performance criteria, including to reflect the impact of events not directly related to the Company’s operations or not within the reasonable control of the Company’s management. In addition, the Plan provides that performance objectives with respect to such cash incentive awards may be based on individual participant performance goals. After the end of the applicable fiscal year, the Plan provides that the Compensation Committee will determine the extent to which awards have been earned on the basis of actual performance in relation to the applicable performance objectives.

The description of the Plan set forth above is qualified in its entirety by reference to the text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Community Health Systems, Inc. 2019 Employee Performance Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2019	COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board and Chief Executive Officer
(principal executive officer)